UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-23289

Angel Oak Strategic Credit Fund
(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725
Atlanta, Georgia 30326
(Address of principal executive offices) (Zip code)

Ward Bortz, President
3344 Peachtree Rd. NE, Suite 1725
Atlanta, Georgia 30326
(Name and address of agent for service)
Copy to:
Stephen T. Cohen
Matthew E. Barsamian
Dechert LLP
1900 K Street NW
Washington, DC 20006

404-953-4900
Registrant’s telephone number, including area code
Date of fiscal year end: January 31
Date of reporting period: July 31, 2025

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report
July 31, 2025
Angel Oak Strategic Credit Fund

Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE
Suite 1725
Atlanta, GA 30326
(404)
953-4900

Angel Oak Strategic Credit Fund
Semi-Annual Shareholder Report | July 31, 2025
HOW DID THE FUND PERFORM DURING THE PERIOD?
The Fund’s Institutional Class shares returned 4.33% and its Class FI shares returned 4.33%, without sales charges, for the six-month period ending July 31, 2025. Both the Institutional Class shares and Class FI shares outperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark, by 113 basis points, as the benchmark returned 3.20% over the same period.
WHAT FACTORS INFLUENCED PERFORMANCE?
The Fund outperformed its benchmark, supported by higher income from increased exposure to bonds lower in the capital structure and by spread tightening across structured credit. However, maintaining a shorter interest rate duration than the benchmark detracted from relative performance during the period.
HOW WAS THE FUND POSITIONED DURING THE PERIOD?
The Fund significantly reduced its allocation to non-agency residential mortgage-backed securities (RMBS) to capture gains from some of its strongest performers. At the same time, allocations to high-yield corporates, asset-backed securities (ABS), and collateralized loan obligations (CLOs) were increased in anticipation of further spread improvement.
Top Contributors
#
Non-agency RMBS; CLOs; ABS
Top Detractors
i
Select high-yield corporate sectors; cash allocation above benchmark
Past performance is not a guarantee of future results.
Investing involves risk; principal loss is possible. The Fund’s shares will not be listed on an exchange in the foreseeable future, if at all. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased. Quarterly repurchase offers and liquidity are limited. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate, or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate, or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund may invest in illiquid securities and restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. The Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights, and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes.
Below-investment-grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower-grade instruments may be particularly susceptible to economic downturns. The price paid by the Fund for asset-backed securities, including CLOs; the yield the Fund expects to receive from such securities; and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.
For more information on these risks and other risks of the Fund, please see the Prospectus.

Investment Results – (Unaudited)
Angel Oak Strategic Credit Fund
Total Return Based on a $50,000 Investment

The chart above assumes an initial investment of $50,000 made on December 26, 2017 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or share repurchases. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when repurchased, may be worth more or less than the original cost. Performance data current to the most recent month-end can be obtained by calling (855) 751-4324. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Annualized Expense Ratios (1)
Institutional Class	1.90%
Class FI	1.90%
(1) Reflects expense ratios as stated in the Fund’s current prospectus dated May 31, 2025, as supplemented to date.
Total Returns
(1)
(For the period ended July 31, 2025)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception (2)
Angel Oak Strategic Credit Fund – Institutional Class	8.19%	8.80%	9.80%	6.90%
Angel Oak Strategic Credit Fund – Class FI without load	8.19%	8.81%	N/A	8.91%
Angel Oak Strategic Credit Fund – Class FI with load	5.23%	7.96%	N/A	8.91%
Bloomberg U.S. Aggregate Bond Index (3)	3.38%	1.64%	-1.07%	1.43% (4)
(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class FI Shares, with load, include the maximum 3.00% deferred sales charge.
(2) Inception date is December 26, 2017, for Institutional Class Shares and July 12, 2022, for Class FI Shares.
(3) The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
(4) The return shown for the Bloomberg U.S. Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg U.S. Aggregate Bond Index return from the inception date of the Class FI Shares is 2.29%.

Summary of Fund Expenses – (Unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and other expenses of the Fund. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period (1)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$1,043.30	$10.54	2.08%
	Hypothetical (2)	$1,000.00	$1,014.48	$10.39	2.08%
Class FI	Actual	$1,000.00	$1,043.30	$10.54	2.08%
	Hypothetical (2)	$1,000.00	$1,014.48	$10.39	2.08%
(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent six month period and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflects fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Fund’s financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2) Hypothetical assumes 5% annual return before expenses.

Portfolio Holdings – (Unaudited)
The investment objective of Angel Oak Strategic Credit Fund is to seek total return.

*As a percentage of total investments. The percentages presented in the table above may differ from those in the Consolidated Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Angel Oak Strategic Credit Fund
Consolidated Statement of Assets and Liabilities (a)
July 31, 2025 (Unaudited)

Assets
Investments in securities at fair value*	$93,670,471
Deposit at broker for swaps	1,787,844
Dividends and interest receivable	691,358
Deposit at broker for futures	568,266
Receivable for Fund shares sold	16,917
Prepaid expenses	27,825

Total Assets	96,762,681

Liabilities
Payable for reverse repurchase agreements	6,811,000
Net swap premiums received	851,757
Payable for distributions to shareholders	445,747
Depreciation on swaps	286,876
Payable to Adviser	92,869
Interest payable for reverse repurchase agreements	14,821
Payable to administrator, fund accountant, and transfer agent	11,956
Payable to custodian	1,313
Other accrued expenses	29,059

Total Liabilities	8,545,398

Net Assets	$88,217,283

Net Assets consist of:
Paid-in capital	$90,816,820
Total distributable earnings (accumulated deficit)	(2,599,537)

Net Assets	$88,217,283

Class FI:
Net Assets	$21,289,077

Shares outstanding (unlimited number of shares authorized, no par value)	1,009,113

Net asset value (“NAV”) and offering price per share	$21.10

Institutional Class:
Net Assets	$66,928,206

Shares outstanding (unlimited number of shares authorized, no par value)	3,172,820

Net asset value (“NAV”) and offering price per share	$21.09

*Identified Cost:
Investments in securities	$96,150,919

(a)	See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Statement of Operations (a)
For the Period Ended July 31, 2025 (Unaudited)

Investment Income
Interest	$4,859,786
Swap income	58,084
Dividends	145,531

Total Investment Income	5,063,401

Expenses
Investment Advisory (See Note 5)	591,793
Interest expense	182,138
Fund accounting	41,761
Legal	41,019
Transfer agent	28,070
Trustee	21,723
Registration	21,269
Administration	18,017
Audit & tax	15,483
Printing	7,421
Compliance	6,154
Custodian	3,617
Insurance	2,896
Miscellaneous	5,617

Total Expenses	986,978

Net Investment Income (Loss)	4,076,423

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	802,227
Future Contracts	(63,948)
Swaps	(5,994)
Net change in unrealized appreciation/depreciation on:
Investments	(701,380)
Future Contracts	256,240
Swaps	(236,160)

Net realized and unrealized gain (loss) on investments	50,985

Net increase (decrease) in net assets resulting from operations	$4,127,408

(a)	See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Statements of Changes in Net Assets (a)

	For the Period Ended July 31, 2025 (Unaudited)	For the Year Ended January 31, 2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$4,076,423	$8,705,620
Net realized gain (loss) on investment transactions, futures contracts, and swaps	732,285	(138,437)
Net change in unrealized appreciation/depreciation on investments, futures contracts, and swaps	(681,300)	1,161,640

Net increase (decrease) in net assets resulting from operations	4,127,408	9,728,823

Distributions to Shareholders
Distributions, Class FI	(866,236)	(1,749,921)
Distributions, Institutional Class	(3,132,048)	(7,031,553)

Total distributions to shareholders	(3,998,284)	(8,781,474)

Capital Transactions – Class FI
Proceeds from shares sold	—	—
Reinvestment of distributions	866,236	1,749,921
Cost of shares repurchased (See Note 7)	—	(1,000,000)

Total Class FI	866,236	749,921

Capital Transactions – Institutional Class
Proceeds from shares sold	4,884,098	4,464,524
Reinvestment of distributions	92,301	115,178
Cost of shares repurchased (See Note 7)	(18,833,496)	(1,098,628)

Total Institutional Class	(13,857,097)	3,481,074

Net increase (decrease) in net assets resulting from capital transactions	(12,990,861)	4,230,995

Total Increase (Decrease) in Net Assets	(12,861,737)	5,178,344

Net Assets
Beginning of year or period	101,079,020	95,900,676

End of year or period	$88,217,283	$101,079,020

Share Transactions – Class FI
Shares sold	—	—
Shares issued in reinvestment of distributions	40,965	82,458
Shares repurchased (See Note 7)	—	(47,081)

Total Class FI	40,965	35,377

Share Transactions – Institutional Class
Shares sold	231,731	209,802
Shares issued in reinvestment of distributions	4,370	5,431
Shares repurchased (See Note 7)	(891,968)	(51,730)

Total Institutional Class	(655,867)	163,503

Net increase (decrease) in share transactions	(614,902)	198,880

(a)	See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund – Class FI
Consolidated Financial Highlights
(For a share outstanding during each year or period)

	For the Period Ended July 31, 2025 (Unaudited) (a)	For the Year or Period Ended January 31,
		2025 (a)	2024	2023 (b)
Selected Per Share Data:
Net asset value, beginning of year or period	$21.08	$20.86	$20.62	$21.13

Income from investment operations:
Net investment income (loss)	0.89	1.86	1.75	0.98
Net realized and unrealized gain (loss) on investments (c)	0.01	0.23	0.20	(0.46)

Total from investment operations	0.90	2.09	1.95	0.52

Less distributions to shareholders:
From net investment income	(0.88)	(1.87)	(1.71)	(1.03)

Total distributions	(0.88)	(1.87)	(1.71)	(1.03)

Net asset value, end of year or period	$21.10	$21.08	$20.86	$20.62

Total return (d)	4.33%	10.30%	9.92%	2.58	%(e)

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$21,289	$20,412	$19,462	$9,439
Interest expense to average net assets (f)	0.38%	0.21%	0.42%	0.13%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (f)(g)	2.08%	1.90%	2.14%	1.86%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (f)(g)	2.08%	1.90%	2.14%	1.03	%(h)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (f)(g)	8.53%	8.74%	8.50%	7.75%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (f)(g)	8.53%	8.74%	8.50%	8.58	%(h)
Portfolio turnover rate (d)	47%	81%	49%	29	%(i)
Reverse repurchase agreements, end of year or period (000’s omitted)	$6,811	$4,262	$1,549	$6,796
Asset coverage per $1,000 unit of senior indebtedness (j)	$13,952	$24,716	$62,896	$12,838

(a)	See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.
(b)	Class commenced operations on July 12, 2022.
(c)
Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year or period, and may not reconcile with the aggregate gain/(loss) in the Consolidated Statement of Operations due to share transactions for the year or period.

(d)	Not annualized for periods of less than one year.
(e)	Total return assumes reinvestment of dividends and would have been lower if no expense waiver was in place.
(f)	Annualized for periods less than one year.
(g)	Includes interest expense.
(h)	Effective January 1, 2023, the expense limitation agreement was terminated. Prior to January 1, 2023, the expense cap was 0.75%. See Note 5.
(i)	Figure presented represents turnover for the Fund as a whole for the entire fiscal period.
(j)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness, where one unit equals $1,000 of senior indebtedness.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund – Institutional Class
Consolidated Financial Highlights
(For a share outstanding during each year or period)

	For the Period Ended July 31, 2025 (Unaudited) (a)		For the Year Ended January 31,
			2025 (a)		2024		2023		2022	2021
Selected Per Share Data:
Net asset value, beginning of year or period	$21.07		$20.86		$20.61		$22.76		$23.03	$24.73

Income from investment operations:
Net investment income (loss)	0.90		1.85		1.74		1.84		3.22 (b)	2.01
Net realized and unrealized gain (loss) on investments (c)	–		0.23		0.22		(2.06)		(0.32)	(1.72)

Total from investment operations	0.90		2.08		1.96		(0.22)		2.90	0.29

Less distributions to shareholders:
From net investment income	(0.88)		(1.87)		(1.71)		(1.93)		(3.17)	(1.99)

Total distributions	(0.88)		(1.87)		(1.71)		(1.93)		(3.17)	(1.99)

Net asset value, end of year or period	$21.09		$21.07		$20.86		$20.61		$22.76	$23.03

Total return (d)	4.33%		10.26%		9.98%		-0.78	%(e)	13.31%	2.04%

Ratios and Supplemental Data:
Net assets, end of year or period (000’s omitted)	$66,928		$80,667		$76,438		$71,012		$14,948	$14,086
Interest expense to average net assets (f)	0.38%		0.21%		0.42%		0.08%		N/A	N/A
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (f)	2.08	%(g)	1.90	%(g)	2.14	%(g)	1.96	%(g)	3.36%	5.59%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (f)	2.08	%(g)	1.90	%(g)	2.14	%(g)	0.93	%(g)(h)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (f)	8.63	%(g)	8.74	%(g)	8.48	%(g)	7.56	%(g)	11.27%	4.47%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (f)	8.63	%(g)	8.74	%(g)	8.48	%(g)	8.59	%(g)(h)	13.88%	9.31%
Portfolio turnover rate (d)	47%		81%		49%		29%		52%	74%
Reverse repurchase agreements, end of year or period (000s)	$6,811		$4,262		$1,549		$6,796		N/A	N/A
Asset coverage per $1,000 unit of senior indebtedness (i)	$13,952		$24,716		$62,896		$12,838		N/A	N/A

(a)	See Note 1 in the Notes to Consolidated Financial Statements for basis of consolidation.
(b)	Calculated using the average shares outstanding method.
(c)
Net realized and unrealized gain (loss) per share may include balancing amounts necessary to reconcile the change in net asset value per share for the year or period, and may not reconcile with the aggregate gain/(loss) in the Consolidated Statement of Operations due to share transactions for the year or period.

(d)	Not annualized for periods of less than one year.
(e)	Total return assumes reinvestment of dividends and would have been lower if no expense waiver was in place.
(f)	Annualized for periods less than one year.
(g)	Includes interest expense.
(h)	Effective January 1, 2023, the expense limitation agreement was terminated. Prior to January 1, 2023, the expense cap was 0.75%. See Note 5.
(i)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness, where one unit equals $1,000 of senior indebtedness.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments
July 31, 2025 (Unaudited)

	Par	Value
Collateralized Loan Obligations — 32.4%
BCC Middle Market CLO LLC, Series 2023-1A, Class E, 14.17% (3 mo. Term SOFR + 9.84%), 07/20/2035 (a)	$2,000,000	$2,019,796
Black Diamond CLO Ltd., Series 2022-1A, Class E, 11.82% (3 mo. Term SOFR + 7.50%), 10/25/2035 (a)	1,500,000	1,508,525
Dryden Senior Loan Fund, Series 2017-54A, Class D, 7.69% (3 mo. Term SOFR + 3.36%), 10/19/2029 (a)	1,012,500	1,015,239
First Eagle Private Credit LLC, Series 2016-1A, Class CR, 9.58% (3 mo. Term SOFR + 5.26%), 01/25/2032 (a)(b)	10,500,000	10,554,673
Halsey Point CLO Ltd., Series 2022-6A, Class FR, 12.80% (3 mo. Term SOFR + 8.47%), 01/20/2038 (a)	250,000	242,658
HPS Private Credit CLO LLC, Series 2023-1A, Class E, 14.17% (3 mo. Term SOFR + 9.85%), 07/15/2035 (a)	1,000,000	1,002,668
Katayma CLO Ltd., Series 2023-1A, Class E, 12.47% (3 mo. Term SOFR + 8.14%), 10/20/2036 (a)	1,000,000	1,003,469
KKR CLO Trust, Series 2022-43A, Class ER, 12.29% (3 mo. Term SOFR + 7.97%), 01/15/2036 (a)	750,000	760,349
Madison Park Funding Ltd., Series 2015-19A, Class ER3, 11.67% (3 mo. Term SOFR + 7.34%), 01/22/2037 (a)	1,000,000	1,022,065
Man US CLO Ltd., Series 2024-1A, Class D2, 9.53% (3 mo. Term SOFR + 5.20%), 07/20/2037 (a)	1,000,000	1,004,199
Monroe Capital CLO Ltd., Series 2023-1A, Class E, 13.41% (3 mo. Term SOFR + 9.09%), 09/23/2035 (a)	2,000,000	2,011,614
Neuberger Berman Loan Advisers Lasalle Street Lending CLO Ltd., Series 2024-2A, Class E, 11.83% (3 mo. Term SOFR + 7.50%), 04/20/2038 (a)	1,000,000	1,000,597
OFSI Fund Ltd., Series 2025-15A, Class E, 10.78% (3 mo. Term SOFR + 6.50%), 03/31/2038 (a)	1,500,000	1,482,619
Pikes Peak CLO Ltd.
Series 2020-5A, Class FR, 12.15% (3 mo. Term SOFR + 7.82%), 10/20/2037 (a)	1,000,000	975,817
Series 2023-14A, Class ER, 10.33% (3 mo. Term SOFR + 6.00%), 07/20/2038 (a)	2,000,000	1,999,858
Regatta Funding Ltd., Series 2022-1A, Class F, 12.58% (3 mo. Term SOFR + 8.25%), 04/20/2035 (a)	500,000	497,637
Trinitas CLO Ltd., Series 2020-14A, Class D, 8.88% (3 mo. Term SOFR + 4.56%), 01/25/2034 (a)	500,000	501,379

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $28,678,215)		28,603,162

Residential Mortgage-Backed Securities — 30.2%
American Home Mortgage Assets LLC, Series 2006-6, Class XP, 0.04%, 12/25/2046 (c)(d)	7,059	50
Banc of America Alternative Loan Trust
Series 2006-5, Class CBIO, 6.00%, 06/25/2046 (c)	655,949	148,557
Series 2006-6, Class CBIO, 6.00%, 07/25/2046 (c)	1,213,266	274,386
Bellemeade Re Ltd.
Series 2023-1, Class B1, 11.05% (30 day avg SOFR US + 6.70%), 10/25/2033 (a)	400,000	428,967
Series 2024-1, Class B1, 9.90% (30 day avg SOFR US + 5.55%), 08/25/2034 (a)	650,000	673,304
Colony American Finance Ltd., Series 2020-4, Class D, 2.71%, 12/15/2052 (a)	770,000	658,049
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-29, Class 1X, 0.20%, 02/25/2035 (c)(d)	803,329	8
Credit Suisse Mortgage Capital Certificates
Series 2017-RPL1, Class B4, 2.97%, 07/25/2057 (a)(d)	1,422,226	442,351
Series 2022-ATH1, Class B2, 4.65%, 01/25/2067 (a)(d)	2,000,000	1,724,094

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
July 31, 2025 (Unaudited)

	Par	Value
Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR2, Class X2, 0.01%, 11/19/2044 (c)(d)	$267,992	$248
Ellington Financial Mortgage Trust
Series 2024-NQM1, Class B3, 7.60%, 11/25/2069 (a)(d)	1,000,000	938,627
Series 2025-NQM1, Class B2, 7.45%, 01/25/2070 (a)(d)	500,000	478,207
Series 2025-NQM1, Class B3, 7.45%, 01/25/2070 (a)(d)	500,000	464,275
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class B2, 6.85%, 09/27/2060 (a)(d)	2,975,000	2,991,122
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/2026 (a)	383,841	367,056
JP Morgan Mortgage Trust
Series 2021-11, Class AX1, 0.22%, 01/25/2052 (a)(c)(d)	73,060,069	784,300
Series 2022-6, Class B4, 3.28%, 11/25/2052 (a)(d)	3,030,175	1,649,200
Series 2022-6, Class B5, 3.28%, 11/25/2052 (a)(d)	1,265,000	610,440
Series 2023-6, Class B4, 6.17%, 12/26/2053 (a)(d)	517,522	431,168
Series 2024-8, Class B5, 7.02%, 01/25/2055 (a)(d)	804,000	669,352
Series 2024-8, Class B6, 6.83%, 01/25/2055 (a)(d)	1,606,867	1,093,812
JPMorgan Chase Bank NA
Series 2020-CL1, Class M5, 10.07% (1 mo. Term SOFR + 5.71%), 10/25/2057 (a)	116,123	120,770
Series 2021-CL1, Class B, 11.25% (30 day avg SOFR US + 6.90%), 03/25/2051 (a)	74,979	72,010
Series 2021-CL1, Class M5, 8.20% (30 day avg SOFR US + 3.85%), 03/25/2051 (a)	40,229	36,702
L Street Securities, Series 2015-WF1, Class 1M2, 9.71% (30 day avg SOFR US + 5.36%), 11/25/2025 (a)	9,231	9,359
Radnor RE Ltd., Series 2024-1, Class B1, 9.50% (30 day avg SOFR US + 5.15%), 09/25/2034 (a)	1,100,000	1,146,838
RALI Trust
Series 2006-QS6, Class 1AV, 0.76%, 06/25/2036 (c)(d)	4,052,421	116,949
Series 2007-QS11, Class AV, 0.25%, 10/25/2037 (c)(d)	11,517,494	109,693
Rithm Capital Corp., Series 2015-1A, Class B6, 5.19%, 05/28/2052 (a)(d)	1,238,739	919,357
Selene Loan Trust, 11.14%, 03/27/2054 (d)	6,553,124	6,995,487
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class X, 0.90%, 08/25/2036 (c)	7,334,019	242,404
Western Alliance Bancorp
Series 2021-CL2, Class B, 12.85% (30 day avg SOFR US + 8.50%), 07/25/2059 (a)	400,000	397,034
Series 2021-CL2, Class M3, 8.45% (30 day avg SOFR US + 4.10%), 07/25/2059 (a)	1,299,349	1,306,444
Series 2021-CL2, Class M5, 10.85% (30 day avg SOFR US + 6.50%), 07/25/2059 (a)	378,848	369,285

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $26,769,898)		26,669,905

Asset-Backed Securities — 24.9%

Automobile — 6.4%
AgoraCapital Auto Securities Trust, Series 2025-1A, Class C, 10.17%, 11/25/2032 (a)	500,000	505,086
CAL Receivables LLC, Series 2022-1, Class B, 8.69% (30 day avg SOFR US + 4.35%), 10/15/2026 (a)	272,735	272,332
Carvana Auto Receivables Trust
Series 2019-4A, Class R, 0.00%, 10/15/2026 (a)	2,000	265,997
Series 2021-N4, Class E, 4.53%, 09/11/2028 (a)	307,796	299,529
CPS Auto Trust, Series 2024-B, Class E, 8.36%, 11/17/2031 (a)	300,000	317,911
Exeter Automobile Receivables Trust, Series 2022-2A, Class E, 6.34%, 10/15/2029 (a)	500,000	463,478
Flagship Credit Auto Trust, Series 2024-1, Class E, 8.60%, 05/15/2031 (a)	200,000	204,793
Huntington Bank Auto Credit-Linked Notes, Series 2024-1, Class D, 9.60% (30 day avg SOFR US + 5.25%), 05/20/2032 (a)	280,412	287,109

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
July 31, 2025 (Unaudited)

	Par	Value
JPMorgan Chase Bank NA, Series 2021-2, Class G, 8.48%, 12/26/2028 (a)	$236,548	$237,084
Prestige Auto Receivables Trust, Series 2024-1A, Class E, 7.94%, 04/15/2031 (a)	200,000	207,697
Research-Driven Pagaya Motor Asset Trust
Series 2021-2A, Class A, 2.65%, 03/25/2030 (a)	104,572	102,504
Series 2025-3A, Class E, 11.09%, 02/27/2034 (a)	500,000	500,808
Santander Holdings USA, Inc., Series 2024-A, Class F, 10.17%, 06/15/2032 (a)	162,404	164,687
Strike Acceptance Auto Funding Trust, Series 2023-1A, Class A, 8.00%, 05/15/2026 (a)	762,872	765,964
Tricolor Auto Securitization Trust
Series 2023-1A, Class F, 16.00%, 06/17/2030 (a)	500,000	541,589
Series 2025-2A, Class F, 11.23%, 03/15/2032 (a)	240,000	253,589
US Auto Funding Trust
Series 2022-1A, Class A, 3.98%, 10/15/2025 (a)	3,505	3,493
Series 2022-1A, Class D, 9.14%, 07/15/2027 (a)	1,450,000	15
Veros Automobile Receivables Trust, Series 2024-1, Class D, 9.87%, 05/15/2031 (a)	250,000	264,303

		5,657,968

Consumer — 16.7%
ACHV ABS TRUST, Series 2024-3AL, Class E, 7.00%, 12/26/2031 (a)	500,000	494,946
Affirm, Inc.
Series 2023-B, Class E, 11.32%, 09/15/2028 (a)	300,000	301,535
Series 2024-A, Class E, 9.17%, 02/15/2029 (a)	200,000	201,875
Series 2025-X1, Class CERT, 0.00%, 04/15/2030 (a)	10,100	857,979
Aqua Finance Trust, Series 2021-A, Class C, 3.14%, 07/17/2046 (a)	300,000	277,640
GreenSky Home Improvement Trust, Series 2024-1, Class E, 9.00%, 06/25/2059 (a)	500,000	519,895
LendingClub Receivables Trust
Series 2019-3, Class R1, 0.00%, 10/15/2025 (a)	5,200,000	4,363
Series 2019-7, Class R1, 0.00%, 01/15/2027 (a)	3,000,000	5,482
Lendingpoint Asset Securitization Trust
Series 2021-B, Class C, 3.21%, 02/15/2029 (a)	140,601	138,133
Series 2022-A, Class E, 7.02%, 06/15/2029 (a)	100,000	1
Marlette Funding Trust
Series 2022-3A, Class D, 7.80%, 11/15/2032 (a)	1,000,000	1,014,104
Series 2023-1A, Class D, 8.15%, 04/15/2033 (a)	1,000,000	1,020,464
Series 2023-2A, Class D, 7.92%, 06/15/2033 (a)	500,000	510,062
Momnt Technologies Trust, Series 2023-1A, Class B, 8.29%, 03/20/2045 (a)	500,000	504,879
Pagaya AI Debt Selection Trust
Series 2020-2, Class CERT, 0.00%, 12/15/2027 (a)(c)(d)	4,000,000	15,445
Series 2021-1, Class C, 4.09%, 11/15/2027 (a)	31,899	31,525
Series 2021-3, Class C, 3.27%, 05/15/2029 (a)	43,921	43,121
Series 2022-1, Class C, 4.89%, 10/15/2029 (a)	753,980	747,758
Series 2022-2, Class C, 7.50%, 01/15/2030 (a)	434,287	437,589
Series 2024-10, Class E, 10.41%, 06/15/2032 (a)	499,958	514,900
Series 2024-11, Class F, 12.00%, 07/15/2032 (a)	249,971	236,912
Series 2024-6, Class D, 11.35%, 11/15/2031 (a)	351,685	360,989
Series 2024-8, Class E, 10.41%, 01/15/2032 (a)	485,789	501,019
Series 2024-9, Class E, 10.11%, 03/15/2032 (a)	356,833	366,905
Series 2025-1, Class E, 10.08%, 07/15/2032 (a)	249,979	253,600
Series 2025-1, Class F, 12.00%, 07/15/2032 (a)	249,979	241,798
Series 2025-5, Class E, 9.70%, 03/15/2033 (a)	500,000	505,626
Series 2025-5, Class F, 12.00%, 03/15/2033 (a)	200,000	189,488
Powerpay Securitization Funding LLC, Series 2024-1A, Class B, 8.46%, 02/18/2039 (a)	200,000	206,096

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
July 31, 2025 (Unaudited)

	Par	Value
Prosper Marketplace Issuance Trust, Series 2024-1A, Class D, 10.98%, 08/15/2029 (a)	$500,000	$520,762
Purchasing Power Funding, Series 2024-A, Class E, 10.18%, 08/15/2028 (a)	200,000	202,313
Reach Financial LLC, Series 2024-2A, Class D, 8.83%, 07/15/2031 (a)	400,000	417,484
Republic Finance Issuance Trust
Series 2021-A, Class D, 5.23%, 12/22/2031 (a)	200,000	194,023
Series 2024-A, Class D, 9.49%, 08/20/2032 (a)	250,000	255,283
Sunbit Asset Securitization Trust, Series 2025-1, Class D, 7.92%, 07/15/2030 (a)	250,000	249,984
Upgrade Master Pass-Thru Trust, Series 2021-PT2, Class A, 34.05%, 05/15/2027 (a)(d)	51,519	50,077
Upgrade Receivables Trust, Series 2024-1A, Class D, 8.90%, 02/18/2031 (a)	500,000	508,870
Upstart Pass-Through Trust Series
Series 2021-ST3, Class CERT, 0.00%, 05/20/2027 (a)(e)	2,850,000	218,335
Series 2021-ST9, Class CERT, 0.00%, 11/20/2029 (a)	200,000	51,448
Series 2022-ST1, Class CERT, 0.00%, 03/20/2030 (a)	100,000	34,381
Upstart Securitization Trust
Series 2021-5, Class C, 4.15%, 11/20/2031 (a)	565,890	559,425
Series 2022-1, Class C, 5.71%, 03/20/2032 (a)	200,000	118,104
Series 2022-2, Class C, 8.43%, 05/20/2032 (a)	368,118	329,615
Series 2023-1, Class C, 11.10%, 02/20/2033 (a)	500,000	512,080

		14,726,313

Equipment — 1.4%
Octane Receivables Trust
Series 2024-1A, Class E, 7.82%, 08/20/2031 (a)	200,000	204,838
Series 2024-RPT1, Class R2, 8.71%, 02/22/2030	500,000	505,791
Series 2024-RVM1, Class E, 8.42%, 01/22/2046 (a)	500,000	520,716

		1,231,345

Solar — 0.4%
GoodLeap Sustainable Home Solutions Trust, Series 2023-2GS, Class B, 7.80%, 05/20/2055 (a)	500,000	311,133
Mosaic Solar Loans LLC, Series 2019-1A, Class B, 0.00%, 12/21/2043 (a)(f)	2,921	2,732

		313,865

TOTAL ASSET-BACKED SECURITIES (Cost $23,660,747)		21,929,491

Corporate Obligations — 9.8%

Basic Materials — 1.3%
Consolidated Energy Finance SA, 5.63%, 10/15/2028 (a)	500,000	421,191
CVR Partners LP / CVR Nitrogen Finance Corp., 6.13%, 06/15/2028 (a)	500,000	496,749
Mercer International, Inc., 5.13%, 02/01/2029	235,000	189,518

		1,107,458

Communications — 1.1%
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 10.00%, 02/15/2031 (a)	500,000	482,575
Gray Media, Inc., 5.38%, 11/15/2031 (a)	600,000	443,381

		925,956

Consumer, Cyclical — 0.1%
Saks Global Enterprises LLC, 11.00%, 12/15/2029 (a)	250,000	57,500

Consumer, Non-cyclical — 1.7%
Fiesta Purchaser, Inc., 9.63%, 09/15/2032 (a)	250,000	264,817

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
July 31, 2025 (Unaudited)

	Par	Value
Hertz Global Holdings, Inc., 12.63%, 07/15/2029 (a)	$250,000	$261,393
Raven Acquisition Holdings LLC, 6.88%, 11/15/2031 (a)	500,000	506,264
Upbound Group, Inc., 6.38%, 02/15/2029 (a)	500,000	488,184

		1,520,658

Diversified — 0.3%
Stena International SA, 7.25%, 01/15/2031 (a)	300,000	305,156

Energy — 1.5%
Greenfire Resources Ltd., 12.00%, 10/01/2028 (a)	318,000	334,911
New Fortress Energy, Inc., 6.50%, 09/30/2026 (a)	500,000	175,403
Shelf Drilling Holdings Ltd., 9.63%, 04/15/2029 (a)	380,000	325,737
Venture Global LNG, Inc., 9.00% to 09/30/2029 then 5 yr. CMT Rate + 5.44%, Perpetual (a)	500,000	500,578

		1,336,629

Financial — 2.5%
Freedom Mortgage Holdings LLC 9.25%, 02/01/2029 (a)	150,000	156,474
8.38%, 04/01/2032 (a)	500,000	511,845
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/2027 (a)	500,000	516,944
Jefferies Finance LLC / JFIN Co.-Issuer Corp., 6.63%, 10/15/2031 (a)	250,000	249,031
PHH Corp., 9.88%, 11/01/2029 (a)	500,000	501,409
Uniti Group LP / Uniti Group Finance 2019, Inc. / CSL Capital LLC, 6.50%, 02/15/2029 (a)	300,000	292,106

		2,227,809

Industrial — 1.3%
Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 02/01/2032 (a)	500,000	498,198
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029 (a)	450,000	426,640
Trivium Packaging Finance BV, 12.25%, 01/15/2031 (a)	250,000	262,715

		1,187,553

TOTAL CORPORATE OBLIGATIONS (Cost $8,923,143)		8,668,719

	Shares
Exchange Traded Funds — 2.1%
iShares Broad USD High Yield Corporate Bond ETF	48,500	1,813,415

TOTAL EXCHANGE TRADED FUNDS (Cost $1,794,572)		1,813,415

	Par
Commercial Mortgage-Backed Securities — 1.9%
Banc of America Re-Remic Trust, Series 2024-NASH, Class D, 9.19% (1 mo. Term SOFR + 4.85%), 05/15/2039 (a)	$500,000	496,443
GS Mortgage Securities Corp., Series 2018-TWR, Class G, 8.56% (1 mo. Term SOFR + 4.22%), 07/15/2031 (a)	311,000	24,538
HTL Commercial Mortgage Trust, Series 2024-T53, Class F, 11.93%, 05/10/2039 (a)(d)	500,000	512,451
LBA Trust, Series 2024-BOLT, Class F, 8.78% (1 mo. Term SOFR + 4.44%), 06/15/2039 (a)	300,000	301,413
Morgan Stanley Capital I, Inc., Series 2014-150E, Class B, 4.26%, 09/09/2032 (a)	123,000	87,476
X-Caliber Funding LLC 0.00%, 03/06/2026 (a)(g)	214,401	207,805
Series 2021-9, Class B1, 12.45% (1 mo. Term SOFR + 8.12%), 04/06/2026 (a)(e)	50,000	5

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,952,185)		1,630,131

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
July 31, 2025 (Unaudited)

	Par	Value
Residential Mortgage-Backed Securities — U.S. Government Agency — 0.2%
Government National Mortgage Association, Series 2025-63, Class QI, 6.00%, 04/20/2055 (c)	$1,650,310	$173,125

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES — U.S. GOVERNMENT AGENCY (Cost $187,893)		173,125

Commercial Mortgage-Backed Securities — U.S. Government Agency — 0.1%
Federal Home Loan Mortgage Corp., Series 2017-KF41, Class B, 6.93% (30 day avg SOFR US + 2.61%), 11/25/2025 (a)	129,217	127,474

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost $129,217)		127,474

	Shares
Short-Term Investments — 4.6%

Money Market Funds — 4.6%
First American Government Obligations Fund — Class U, 4.25%(h)	4,055,049	4,055,049

TOTAL SHORT-TERM INVESTMENTS (Cost $4,055,049)		4,055,049

TOTAL INVESTMENTS — 106.2% (Cost $96,150,919)		93,670,471
Liabilities in Excess of Other Assets — (6.2)%		(5,453,188)

TOTAL NET ASSETS — 100.0%		$88,217,283

Percentages are stated as a percent of net assets.
CMT — Constant Maturity Treasury
LP — Limited Partnership
SOFR — Secured Overnight Financing Rate

(a)
Security is exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. As of July 31, 2025, the value of these securities total $79,045,791 or 89.6% of the Fund’s net assets.

(b)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements. At July 31, 2025, the value of securities pledged amounted to $8,041,656.
(c)	Interest only security.
(d)
Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of July 31, 2025.

(e)	Issuer is currently in default and not accruing income.
(f)	Principal only security.
(g)	Zero coupon bonds make no periodic interest payments.
(h)	The rate shown represents the 7-day annualized yield as of July 31, 2025.
Consolidated Schedule of Open Futures Contracts

Long Futures Contracts	Contracts Purchased	Expiration Date	Notional Value	Value/Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	26	09/19/2025	$2,968,875	$97,815
U.S. Treasury 5 Year Notes	261	09/30/2025	28,232,859	160,173
Total Unrealized Appreciation (Depreciation)				$257,988

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Consolidated Schedule of Investments – (continued)
July 31, 2025 (Unaudited)

Consolidated Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Lucid Management and Capital Partners LP	5.22%	7/17/2025	10/16/2025	$6,900,912	$6,811,000
A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.
Consolidated Schedule of Centrally Cleared Credit Default Swaps — Buy Protection (a)

Reference Obligation	Implied Credit Spread at 7/31/25 (b)	Pay (Receive) Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount (c)	Value	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.IG CDS (d)	0.51%	1.000%	Quarterly	6/20/2030	Wells Fargo Securities, LLC	$50,000,000	($1,138,633)	($851,757)	($286,876)

(a)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of year-end
serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)
The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(d)	Centrally cleared swap, clearing agent: Intercontinental Exchange.

See accompanying notes which are an integral part of these consolidated financial statements.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements
July 31, 2025 (Unaudited)
NOTE 1. ORGANIZATION
Angel Oak Strategic Credit Fund (the “Trust” or the “Fund”), a Delaware statutory trust organized on August 18, 2017, is a continuously offered, diversified, closed-end
management investment company as defined in the Investment Company Act of 1940 as amended (the “1940 Act”). The Trust’s sole series is the Fund. The Trust’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares. Please see the table below for a summary of class specific information:

	Ticker	Investment Strategy	Commencement of Operations	Maximum Front-End Sales Charge	Maximum Back-End Sales Charge	12b-1 Fees
Strategic Credit Fund
Class A	ASCAX	Total Return	N/A	2.25%	N/A	0.25%
Class U	ASCUX		N/A	N/A	1.50%	N/A
Class FI	ASCNX		07/12/2022	N/A	3.00%	N/A
Institutional Class	ASCIX		12/26/2017	N/A	N/A	N/A
The Fund operates as an “interval fund” pursuant to Rule
23c-3
under the 1940 Act. The Board of Trustees (“Board”) of the Fund has adopted a fundamental policy that the Fund will make quarterly repurchase offers pursuant to Rule
23c-3
under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the shares of beneficial interest (“Shares”) outstanding at net asset value (“NAV”), unless suspended or postponed in accordance with regulatory requirements. Each repurchase pricing shall occur no later than the 14 th
day after the Repurchase Request Deadline (as defined in the Fund’s Prospectus), or the next business day if the 14 th
day is not a business day. The Fund will not be required to repurchase Shares at a shareholder’s option nor will Shares be exchangeable for units, interests or shares of any investment of the Fund. In connection with each repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not intend to list its Shares for trading on any national securities exchange. The Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to provide liquidity to shareholders, investors should consider the Shares to be illiquid. The Fund’s fundamental policy requires the Fund to make repurchase offers every three months. Quarterly repurchases occur in the months of March, June, September, and December.
Wholly-Owned Subsidiaries
– As part of its investment strategy, the Fund invests directly or, to comply with certain regulations, through its wholly-owned and controlled subsidiary, Selene Loan Trust (“Selene”), a statutory trust organized under the laws of the state of Delaware and incorporated on September 18, 2024. Selene acts as an investment vehicle in order to purchase residential home equity lines of credit (“HELOCs”). The allocation of the Fund’s investments, if any, in Selene will vary over time. Selene is reported as a Residential Mortgage-Backed Security in the Consolidated Schedule of Investments.
On July 31, 2025, investment in Selene represented 7.93% of the total net assets of the Fund.
The consolidated financial statements of the Fund include the investment activity and financial statements of Selene. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in its subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary.
At July 31, 2025, investments held by Selene included HELOCs, valued at $6,995,487. At July 31, 2025, there was no cash held in Selene.
NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946,
Financial Services-Investment Companies
.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Securities Valuation and Fair Value Measurements
: The Fund records its investments at fair value in accordance with fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities that the Fund has the ability to access
•	Level 2: other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)
The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.
Investments in registered
open-end
management investment companies, including money market funds, will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.
Fair values for long-term debt securities, including asset-backed securities (“ABS”), mortgage-backed securities (“MBS”), collateralized loan obligations (“CLOs”), and corporate obligations are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information may be utilized. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.
Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market
®
, Nasdaq Global Select Market
®
and the Nasdaq Capital Market
®
exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise, fair value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.
Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments which represents fair value. These securities will generally be categorized as Level 2 securities.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. OTC financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.
Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Fund’s valuation processes and reports quarterly to the Board. The Board has selected Angel Oak Capital Advisors, LLC (the “Adviser”) as the Valuation Designee. As such, the Valuation Committee of the Adviser has been delegated the day-to-day
responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Valuation Designee’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.
The following is a summary of the investments by their inputs used to value the Fund’s net assets as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations	$–	$28,603,162	$–	$28,603,162
Residential Mortgage-Backed Securities	–	26,669,905	–	26,669,905
Asset-Backed Securities	–	21,929,491	–	21,929,491
Corporate Obligations	–	8,668,719	–	8,668,719
Exchange Traded Funds	1,813,415	–	–	1,813,415
Commercial Mortgage-Backed Securities	–	1,630,131	–	1,630,131
Residential Mortgage-Backed Securities – U.S. Government Agency	–	173,125	–	173,125
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	127,474	–	127,474
Short-Term Investments	4,055,049	–	–	4,055,049
Total	$5,868,464	$87,802,007	$–	$93,670,471
Other Financial Instruments
Assets
Futures Contracts*	$–	$257,988	$–	$257,988
Liabilities
Reverse Repurchase Agreements	–	(6,811,000)	–	(6,811,000)
Swaps*	–	(286,876)	–	(286,876)
Total	$–	($7,097,876)	$–	($7,097,876)

*
Futures and swaps are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Consolidated Schedule of Open Futures Contracts and Consolidated Schedule of Centrally Cleared Credit Default Swaps - Buy Protection.

See the Consolidated Schedule of Investments for further disaggregation of investment categories.
Federal Income Taxes:
The Fund intends to elect and continue to qualify to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund generally will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Consolidated Statement of Operations. During the period ended July 31, 2025, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and major jurisdictions and concluded that no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Security Transactions and Income Recognition:
Investment security transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life and recoverable principal and recorded in interest income on the Consolidated Statement of Operations. Dividend income and corporate actions, if any, are recorded on the ex-date.
Paydown gains and losses on mortgage-related and other ABS are recorded as components of interest income on the Consolidated Statement of Operations. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Fund’s shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.
Distributions to Shareholders:
Distributions from the Fund’s net investment income are accrued daily and typically paid monthly. The Fund intends to distribute its net realized long term capital gains and net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend
date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. For the latest tax year ended January 31, 2025, there were no reclassifications.
Share Valuation:
The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.
Use of Estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results could differ from those estimates.
Indemnifications:
Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.
Cash and Cash Equivalents:
Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in
30-90
days. Short-term investments can include U.S. Government securities and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

restricted by some agreement. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Included in Investments in securities at fair value on the Consolidated Statement of Assets and Liabilities are investments in First American money market funds held at major financial institutions totaling $4,055,049.
Reverse Repurchase Agreements:
A reverse repurchase agreement is the sale by the Fund of a security to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that security from that party on a future date at a higher price. Proceeds from securities sold under reverse repurchase agreements are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Consolidated Statement of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Fund. In such situations, the Fund may incur losses as a result of a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights.
The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Collateralized Loan Obligations	$–	$–	($6,811,000)	$–	($6,811,000)
Total	$–	$–	($6,811,000)	$–	($6,811,000)
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					($6,811,000)
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–
NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS
Mortgage-Backed and Asset-Backed Securities Risks:
Prepayment risk is associated with MBS and ABS, including CLOs. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain MBS may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, ABS may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such loans is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and ABS, including CLOs, may decline and therefore may not be adequate to cover underlying investors. To the extent the Fund focuses its investments in particular types of MBS or ABS, including CLOs, the Fund may be more susceptible to risk factors affecting such types of investments.
Subordinated Debt of Banks and Diversified Financial Companies:
The Fund may invest in subordinated debt securities, sometimes also called “junior debt,” which are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

Structured Products:
The Fund may invest in certain structured products, including community bank debt securitizations. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Fund invests. In addition to the normal interest rate, default and other risks of fixed-income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.
Futures Contracts:
The Fund may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.
During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by
“marking-to-market”
on a daily basis to reflect the fair value of the contract at the end of each day’s trading. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 4 for information on futures contract activity during the period ended July 31, 2025.
Swaps:
The Fund may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. During the year, the Fund used centrally cleared credit default swaps to hedge credit spread risk on its portfolio. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.
A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund. The Fund is permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser. When buying protection under a credit default swap, the Fund is generally obligated to pay the protection seller an upfront or periodic stream of payments over the term of the contract until a credit event occurs, such as a default of the reference obligation. If no credit event occurs, the Fund may recover nothing if the swap is held through the termination date. However, if a credit event does occur, the Fund may receive the full notional value of the swap in exchange for the face amount of the obligations underlying the swap, the value of which may have significantly decreased. When selling protection under a credit default swap, the Fund receives an upfront or periodic stream of payments over the term of the contract provided that a credit event does not occur. However, as the seller of protection, the Fund effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject the Fund to greater risk than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.
Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared and exchange traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements. See Note 4 for information on swap activity during the period ended July 31, 2025.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

Common and Preferred Stocks:
The Fund may invest in common stock and preferred stock. Common stock represents an equity (ownership) interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Fund may also invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.
The fundamental risk of investing in stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market values of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market (to the extent that a Fund invests in common stock) and should consider an investment in the Fund only as a part of your overall investment portfolio.
Second Lien Risk
:
Second lien loans, such as HELOC loans, are generally subject to similar drivers of delinquency and default as those associated with investments in senior loans. However, the risk of loss associated with second lien loans are higher than that of loans with first priority over the collateral, because in the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral recovery value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans also generally have greater price volatility than senior loans and may be less liquid. Second lien loans are generally of below investment grade quality, and therefore share the same risks as other below investment grade securities.
Macroeconomic Risks:
Developments such as p
u
blic health crises, armed conflict, changing interest rates, inflation, supply chain disruptions, geopolitical risks, natural or environmental disasters, economic sanctions, and tariffs may disrupt economic markets and the prolonged economic impacts of these types of developments are uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration, spread, and conclusion of global events, and such uncertainty may in turn impact the value of the Fund’s investments.
NOTE 4. DERIVATIVE TRANSACTIONS
The value and effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of July 31, 2025, was as follows:

Derivatives	Type of Derivative Risk	Consolidated Statement of Assets and Liabilities Location	Fair Value of Deposit at Broker for Futures and Swaps	Value of Unrealized Appreciation (Depreciation)*
Futures Contracts	Interest Rate	Deposit at broker for futures	$568,266	$257,988
Swaps	Credit	Deposit at broker for swaps	$1,787,844	($286,876)

*
Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Open Futures Contracts and Consolidated Schedule of Centrally Cleared Credit Default Swaps - Buy Protection.

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended July 31, 2025, was as follows:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	($63,948)
Swaps	Credit	Net realized gain (loss) on swaps	($5,994)

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 4. DERIVATIVE TRANSACTIONS – (continued)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation/Depreciation on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation/depreciation on futures contracts	$256,240
Swaps	Credit	Net change in unrealized appreciation/depreciation on swaps	($236,160)
The average monthly notional value of long futures contracts during the period ended July 31, 2025, was $21,876,144. The average monthly notional value of long swap contracts during the period ended July 31, 2025, was $28,571,429.
Balance Sheet Offsetting Information
During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of July 31, 2025, the Fund was not subject to any netting agreements.
The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of July 31, 2025.

				Gross Amounts Not Offset in Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets/Liabilities	Gross Amounts Offset in Consolidated Statement of Assets and Liabilities	Net Amounts of Assets/Liabilities Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Pledged*	Net Amount
Assets:
Futures Contracts	$257,988	$–	$257,988**	$–	$–	$257,988
Liabilities:
Reverse Repurchase Agreements	($6,811,000)	$–	($6,811,000)	($6,811,000)	$–	$–
Swaps	($286,876)	$–	($286,876)***	$–	$286,876	$–

*	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.
**
Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Open Futures Contracts, which is included in deposit at broker for futures on the Consolidated Statement of Assets and Liabilities.

***
Represents the value of unrealized appreciation (depreciation) as presented in the Consolidated Schedule of Centrally Cleared Credit Default Swaps - Buy Protection, which is included in depreciation for swaps on the Consolidated Statement of Assets and Liabilities.

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS
Under the terms of the investment advisory agreement, on behalf of the Fund (the “Agreement”), the Adviser manages the Fund’s investments subject to oversight of the Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. This fee is included in the Investment Advisory line item that is reflected in the Consolidated Statement of Operations.
From April 1, 2020, through December 31, 2022, the Adviser contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end
sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

commissions,
12b-1
fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after fee waiver/expense reimbursement to 0.75% (“Expense Limit”) of the Fund’s average daily net assets. Effective January 1, 2023, the Expense Limit was terminated. Prior to January 1, 2023, the Expense Limit excluded certain expenses and consequently, the total annual fund operating expenses after fee waiver/expense reimbursement may have been higher than the Expense Limit.
The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the prior agreement if such recoupment does not cause the Fund to exceed the Expense Limit in place at the time of the waiver and the recoupment is made within three years after the end of the month in which the Adviser incurred the expenses. During the period ended July 31, 2025, the Adviser had $264,007 of previously waived expenses expire. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions at July 31, 2025, are included in the table below.

Recoverable Expenses Subject to 36 Month Limit During the Year Ending 01/31/26
$341,781
Quasar Distributors, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group) (“the Distributor”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. These fees are included in the Administration, Fund accounting, Transfer agent, and Custodian line items that are reflected in the Consolidated Statement of Operations.
The Fund makes reimbursement payments to the Adviser for the salary associated with the Chief Compliance Officer. The compliance fees expensed by the Fund during the period ended July 31, 2025, are included in the Compliance line item that is reflected in the Consolidated Statement of Operations.
Certain officers, Trustees and shareholders of the Fund are also owners or employees of the Adviser. Each Trustee who is not an “interested person” as defined in the 1940 Act (i.e., an “Independent Trustee”) of the “Fund Complex” (which includes the Fund, as well as each series of Angel Oak Funds Trust, Angel Oak Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust, affiliated registrants not disclosed in this report) receives an annual retainer of $75,000 (pro-rated for any periods less than one year) paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair receives additional annual compensation of $12,000
(pro-rated
for any periods less than one year), and the Chair of the Board receives an additional $17,000. Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. For the period ended July 31, 2025, the aggregate compensation paid to the Independent Trustees by the Fund Complex was $278,500. The Fund’s allocated portion of the trustee compensation is included in the Trustee line item that is reflected in the Consolidated Statement of Operations, as applicable. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free (855) 751-4324.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 6. INVESTMENT TRANSACTIONS

For the period ended July 31, 2025, purchases and sales of investment securities, other than short-term investments and short- term U.S. Government securities, were as follows:

Purchases	Sales
$44,103,152	$57,357,542
For the period ended July 31, 2025, there were $1,000,000 of long-term purchases and $2,145,313 of long-term sales of U.S. Government securities for the Fund. These amounts are included in the aggregate purchases and sales of the investment securities displayed in the table above.
NOTE 7. REPURCHASE OFFERS
Shares repurchased during the period ended July 31, 2025, were as follows (See Note 1):

Repurchase Offer Date	Repurchase Request Deadline	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Number of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
February 28, 2025	March 21, 2025	$21.22	5.0%	241,912	7.0%	338,692
May 30, 2025	June 20, 2025	$21.05	10.0%	460,996	12.0%	553,275
NOTE 8. BENEFICIAL OWNERSHIP
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At July 31, 2025, Charles Schwab & Co., Inc. owned, as record shareholder, 66.14% of the outstanding shares of the Fund.
NOTE 9. FEDERAL TAX INFORMATION
The tax characterization of distributions paid for the latest tax year ended January 31, 2025, and January 31, 2024, were as follows:

	2025	2024
Distributions paid from:
Ordinary Income	$8,781,474	$7,392,868
Net Long-Term Capital Gain	–	–
As of the latest tax year ended January 31, 2025, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Tax Cost of Investments	$116,712,726
Unrealized Appreciation*	2,604,643
Unrealized Depreciation*	(4,396,475)
Net Unrealized Appreciation (Depreciation )*	($1,791,832)
Undistributed Ordinary Income	188,427
Undistributed Long-Term Gain (Loss)	–
Accumulated Gain (Loss)	$188,427
Other Accumulated Gain (Loss)	(1,125,256)
Total Distributable Earnings (Accumulated Deficit)	($2,728,661)

*	Represents aggregated amounts of Fund’s investments, reverse repurchase agreements, futures, and swaps.

Angel Oak Strategic Credit Fund
Notes to the Consolidated Financial Statements - (continued)
July 31, 2025 (Unaudited)

NOTE 9. FEDERAL TAX INFORMATION – (continued)

The temporary differences between book basis and tax basis in the Fund are primarily attributable to wash sales, amortization of callable bonds, and dividends payable.
As of the latest tax year ended January 31, 2025, the Fund had available for federal tax purposes an unused capital loss carryforward of $627,744. For the latest tax year ended January 31, 2025, the Fund utilized $174,458 of capital loss carryforwards.
To the extent these carryforwards are used to offset futures gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration short-term	$–
No expiration long-term	$627,744
Total	$627,744
Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the latest tax year ended January 31, 2025, the Fund did not defer any post-October losses.
NOTE 10. ACCOUNTING PRONOUNCEMENTS AND/OR REGULATORY UPDATES
The Fund has one reportable segment. Business activities are managed on a consolidated basis and revenues are derived primarily through the Fund’s investments in accordance with its investment objective. The Fund’s Chief Operating Decision Maker (“CODM”) is the Principal Financial Officer, Chief Investment Officer, Head of Portfolio Management – Public Strategies, and the Risk Committee. The CODM assesses performance based on the Fund’s Total Return as reported in the Financial Highlights, and the same accounting policies are applied as described in the summary of significant accounting policies. The Fund’s Total Return is utilized by the CODM to compare results, including the impact of the Fund’s costs, to the Fund’s competitors and to the Fund’s benchmark index.
NOTE 11. SUBSEQUENT EVENTS
Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:
Shares repurchased subsequent to July 31, 2025, were as follows (see Note 1):

Repurchase Offer Date	Repurchase Request Deadline	NAV on Repurchase Pricing Date	Percentage of Outstanding Shares the Fund Offered to Repurchase	Number of Shares the Fund Offered to Repurchase	Percentage of Shares Repurchased to Outstanding Shares	Number of Shares Repurchased
August 29, 2025	September 19, 2025	$21.18	10.0%	428,811	10.0%	429,007
Additionally, effective October 1, 2025, Ward Bortz is expected to replace Adam Langley as President of the Fund.

Additional Information (Unaudited)
1. Shareholder Notification of Federal Tax Status
For the latest tax year ended January 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 23.80%.
For the latest tax year ended January 31, 2025, the Fund paid qualified dividend income of 0.00%.
For the latest tax year ended January 31, 2025, the percentage of ordinary income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations was 0.00%.
For the latest tax year ended January 31, 2025, the Fund did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).
For the latest tax year ended January 31, 2025, the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 78.31%.
2. Disclosure of Portfolio Holdings
The Fund will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form
N-PORT.
The Fund’s Part F of Form
N-PORT
is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0230.
3. Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (855)
751-4324
and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.
4. Statement Regarding the Basis for the Approval of New Investment Advisory Agreement and Interim Investment Advisory Agreement
Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting held on April 23, 2025 (the “Special Board Meeting”), the Board of Trustees (the “Board”) of Angel Oak Strategic Credit Fund (the “Fund”) considered the approval of a new investment advisory agreement (the “New Investment Advisory Agreement” or the “Agreement”) between the Fund and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”). At the Special Board Meeting, the Board noted that Brookfield Asset Management Ltd. (“Brookfield”) was expected to acquire a majority of Angel Oak Companies, LP, the parent of Angel Oak Asset Management Holdings, LLC, itself the parent of Angel Oak (the “Transaction”) and, in turn, the closing of the Transaction would result in a change of control of Angel Oak (the “Change of Control”). Consistent with applicable requirements under the 1940 Act, the existing investment advisory agreement between Angel Oak and the Fund (the “Existing Investment Advisory Agreement”), contains a provision that the Existing Investment Advisory Agreement will automatically terminate in the event of an “assignment” (as defined in the 1940 Act).
The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the approval of the New Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to approve the New Investment Advisory Agreement between the Adviser and the Fund, the Board requested, and the Adviser and Brookfield provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, Brookfield and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of the Fund, as compared to other similar closed-end
funds. The Board also considered responses to Trustees’ questions at the Special Board Meeting.
With respect to the Transaction, the Board reviewed materials received from the Adviser and Brookfield, including information relating to the reasons for the Transaction and other information relating to Brookfield’s plans with respect to its majority ownership in the Adviser. The Board also reviewed information regarding Brookfield, including, but not limited to: (a) information regarding the new proposed ownership structure and any possible effect on shareholders; (b) the culture of Brookfield and its alignment with that of the Adviser; (c) the potential distribution arrangements that Brookfield may offer the Adviser and the Fund, particularly with institutional investors; (d) information regarding other similar transactions in which Brookfield has engaged; and (e) potential synergies and collaboration between the Adviser and Brookfield following the completion of the Transaction.
Following their review and consideration, the Trustees determined that the New Investment Advisory Agreement with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the New Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the New Investment Advisory Agreement. The Trustees also carefully considered the profitability data and comparative fee and expense information prepared by the Adviser. In considering the New Investment Advisory Agreement, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. Before voting on the New Investment Advisory Agreement, the Independent Trustees reviewed the New Investment Advisory Agreement with independent legal counsel to the Independent Trustees and received a memorandum from independent legal counsel to the Independent Trustees discussing the legal standards for their consideration of the New Investment Advisory Agreement. The Trustees also discussed the New Investment Advisory Agreement with independent legal counsel in executive sessions at which no representatives of the Adviser or Brookfield were present. The Trustees based their decision on the following considerations, among others, although they did not identify any single specific consideration or any particular information that was controlling of their decision:
The nature, extent and quality of the advisory services to be provided.
The Trustees concluded that the Adviser is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the Fund and other registered investment companies advised by the Adviser (the “Angel Oak Funds”), the Adviser’s management capabilities demonstrated with respect to the Fund, the professional qualifications and experience of each of the portfolio managers of the Fund, the Adviser’s investment and management oversight processes, and the competitive investment performance of the Fund. The Board noted that there would be no differences between the scope of services required to be provided by the Adviser under the Existing Investment Advisory Agreement and the scope of services required to be provided by the Adviser under the New Investment Advisory Agreement. The Board noted that the key investment and management personnel of the Adviser servicing the Fund are expected to remain with the Adviser following the Transaction. The Trustees also considered Brookfield’s representations to the Board that the Adviser would continue to provide investment and related services that were materially the same quality and quantity as services provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by the Adviser, the Trustees concluded that, under the New Investment Advisory Agreement, it was expected that the Adviser would continuing to generate a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.
The investment performance of the Fund.
The Trustees concluded on the basis of information derived from independent third-party data that the Adviser had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider (the “Category”), and a smaller peer group of comparable funds (the “Peer Group”) over short- and longer-term trailing periods. In considering the performance of the Fund, the Trustees reviewed reports comparing the Fund’s performance to: (i) its Peer Group; (ii) its Category; and (iii) its benchmark index.
The Trustees observed that the Fund’s Institutional Class shares (which commenced operations in December 2017) had ranked in the first quartile of the Fund’s Peer Group for the period since the Fund’s inception, in the second quartile over the three-year and five-year periods ended December 31, 2024, and in the third quartile over the one-year
period ended December 31, 2024. The Trustees further noted that the Fund had outperformed its benchmark index, the Bloomberg U.S. Aggregate Bond Index over the one-year,
three-year and five-year periods ended December 31, 2024, and for the period since the Fund’s inception.
Based on the representations made by Brookfield at the Special Board Meeting that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction and the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability.
On the basis of comparative information derived from the expense data provided to the Board, the Trustees observed that the Fund’s management fee was lower than the median management fee in its Peer Group. The Trustees also determined that the net expense ratio of the Fund was lower than the median net expense ratio for funds in its Peer Group. The Board noted that the quality of services provided by the Adviser and the relatively strong performance of the Angel Oak Funds demonstrated that the advisory fee still offered an appropriate value for the Fund and its shareholders.
The Board also reviewed the fees that the Adviser charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, but none with similar investment objectives and strategies as the Fund. The Board considered the fee rates charged by the Adviser to manage such funds and accounts. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of funds and accounts.
The Board also reviewed detailed profitability information and considered the Adviser’s current level of profitability with respect to the Fund and noted that the Adviser’s profitability was acceptable and not excessive and consistent with applicable industry averages and that the Adviser is committed to using its own resources to help improve the services it provides for the benefit of the Fund. The Trustees also noted that the Adviser has provided information regarding its methodology for attributing profitability to the Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by the Adviser from its own financial resources to help to market and promote the Fund. Accordingly, on the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory services, the investment advisory and other services provided to the Fund by the Adviser, and the estimated profitability of the Adviser’s relationship with the Fund, the Board concluded that the level of investment advisory fees and the Adviser’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between the Fund and the Adviser. The Trustees considered the profitability of the Adviser both before and after the impact of the marketing-related expenses that the Adviser incurs out of its own resources in connection with its management of the Fund.
At the Special Board Meeting, the Trustees considered the fact that the fee rates payable to the Adviser would be the same under the Fund’s New Investment Advisory Agreement as they are under the Fund’s Existing Investment Advisory Agreement. With respect to anticipated profitability, the Trustees noted that it was too early to predict whether and to what extent the Transaction would affect the Adviser’s profitability with respect to the Fund, but noted that this matter would be given further consideration on an ongoing basis. Overall, the Trustees concluded that the fees to be paid under the New Investment Advisory Agreement are reasonable.
The extent to which economies of scale may be realized as the Fund grows and whether the advisory fee reflects possible economies of scale.
While it was noted that the Fund’s investment advisory fee under the Existing Investment Advisory Agreement and New Investment Advisory Agreement will not decrease as the Fund’s assets grow because the Fund is not subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for the Adviser and the competitive nature of the closed-end
interval fund market. The Trustees then noted that they would have the opportunity to periodically re-examine
whether the Fund had achieved economies of scale and the appropriateness of the investment advisory fee payable to the Adviser with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. The Trustees noted the past improvements made to the Adviser’s infrastructure and services provided to the Fund, which had been funded by the advisory fees received by the Adviser. Finally, the Trustees noted the Adviser’s statement that economies of scale could not be predicted in advance of the closing of the Transaction.
Benefits to the Adviser from its relationship with the Fund (and any corresponding benefits to the Fund).
The Trustees concluded that other benefits derived by the Adviser from its relationship with the Fund are reasonable and fair and consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees also considered the terms of the Transaction and the financial benefits that it brings to the current parent company of the Adviser and noted that those financial benefits are available, in part, because of the involvement of the Adviser in the Transaction. The Trustees also noted that the Transaction is expected to place the Adviser on strong financial footing, enhancing its ability to provide continuous services to the Fund and that the Fund could benefit from the potential synergies and collaboration between the Adviser and Brookfield.
Other Considerations.
In approving the New Investment Advisory Agreement, the Trustees determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders and that that commitment was expected to remain in place after the Transaction. The Trustees also concluded that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment. The Adviser’s financial commitment to the Fund also included the payment of organizational, offering and distribution costs for the Fund when it was launched. The Board also considered matters with respect to the brokerage practices of the Adviser, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.
Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Fund in order to consider the approval of the New Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Special Board Meeting, but also the information about the Fund and the Adviser that had been provided to them throughout the past year in connection with their regular Board meetings. In reaching their conclusion with respect to the approval of the New Investment Advisory Agreement and the level of fees paid under the New Investment Advisory Agreement, the Trustees did not identify any single factor as controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to the Fund, and they found that these services continued to benefit the Fund and its shareholders and also reflected management’s overall commitment to the continued growth and development of the Fund.
Because the Change of Control would result in the automatic termination of the Existing Investment Advisory Agreement, and in consideration of the possibility that approval of the New Investment Advisory Agreement by the Fund’s shareholders might not be obtained prior to the expiration of the Existing Investment Advisory Agreement, pursuant to Section 15(c) of the 1940 Act and Rule
15a-4
under the 1940 Act, at a meeting held on June
23-24,
2025, the Board considered the approval of an interim investment advisory agreement (the “Interim Investment Advisory Agreement”) between the Fund and the Adviser, which would take effect upon the expiration of the Existing Investment Advisory Agreement, provided that shareholder approval has not been obtained by that date, and which would expire on the earlier of (1) the closing of the Transaction and concurrent effectiveness of the New Investment Advisory Agreement or (2) 150 days following the effectiveness of the Interim Investment Advisory Agreement. In reaching their decision, the Trustees based their decision on the considerations described above in connection with their approval of the New Investment Advisory Agreement at the Special Board Meeting, among others, although they did not identify any single specific consideration or any particular information that controlled their decision. Accordingly, the Board, including the Independent Trustees, unanimously approved the Interim Investment Advisory Agreement.
5. Special Meeting of Shareholders
At the Special Meeting of Shareholders held on June 26, 2025, shareholders approved the election of Clayton Triick as a Trustee to the Board of Trustees to serve an indefinite term based on the following results:

	For	Against	Abstain
To Elect Clayton Triick	3,324,785	0	25,474
Shareholders also approved a new Investment Advisory Agreement between the Fund and the Adviser, based on the following results:

	For	Against	Abstain
To Approve the New Investment Advisory Agreement	3,144,268	0	0

INVESTMENT ADVISER
Angel Oak Capital Advisors, LLC
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
DISTRIBUTOR
Quasar Distributors, LLC
3 Canal Plaza, Suite 100,
Portland, ME 04101
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202
LEGAL COUNSEL
Dechert LLP
1900 K Street NW
Washington, DC 20006
CUSTODIAN
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212
ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

SAR-ASCIX

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

1

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Response included within Item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (02/01/25-02/28/25)	—	—	—	—
Month #2 (03/01/25-03/31/25)(1)	338,692	$21.22	338,692	—
Month #3 (04/01/25-04/30/25)	—	—	—	—
Month #4 (05/01/25-05/31/25)	—	—	—	—
Month #5 (06/01/25-06/30/25)(2)	553,275	$21.05	553,275	—
Month #6 (07/01/25-07/31/25)	—	—	—	—
Total	891,967		891,967

(1)

On February 28, 2025, the Registrant offered to repurchase up to 5.0% of the Registrant’s total outstanding shares, which could be increased by an additional 2.0% if the offer is oversubscribed, as of March 21, 2025 (the “March Repurchase Request Deadline”). On the March Repurchase Request Deadline, 338,692 shares representing 7.0% of the Registrant’s total outstanding shares were repurchased.

(2)

On May 30, 2025, the Registrant offered to repurchase up to 10.0% of the Registrant’s total outstanding shares, which could be increased by an additional 2.0% if the offer is oversubscribed, as of June 20, 2025 (the “June Repurchase Request Deadline”). On the June Repurchase Request Deadline, 553,275 shares representing 12.0% of the Registrant’s total outstanding shares were repurchased.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 16. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

2

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not Applicable.

(b)	Not Applicable.

Item 19. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

3

There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Angel Oak Strategic Credit Fund

By (Signature and Title)*	/s/ Ward Bortz
Ward Bortz, President (Principal Executive Officer)

Date October 1, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ward Bortz
Ward Bortz, President (Principal Executive Officer)

Date October 1, 2025

By (Signature and Title)*	/s/ Nilesh Likhite
Nilesh Likhite, Treasurer (Principal Financial Officer)

Date October 1, 2025

*	Print the name and title of each signing officer under his or her signature.

5